                                                                    EXHIBIT 99.3

                        SUMMARY HISTORICAL AND PRO FORMA
                             FINANCIAL INFORMATION



     You should read the following summary historical and pro forma financial information in connection with the financial statements and related notes included in this offering memorandum. The historical consolidated financial data for each of the three fiscal years ended December 31, 2001 was derived from the annual financial statements included in this offering memorandum. The data for the nine months ended September 30, 2001 and 2002 was derived from our unaudited interim financial statements also appearing in this offering memorandum. In the opinion of our management, this nine month data includes normal recurring adjustments necessary for a fair statement of the results for those interim periods. The summary pro forma financial information has been prepared to show the pro forma effect of the Transaction, the distribution by us and EPGL of intercompany receivables from affiliates, and this offering, the proceeds from which will be used, in part, to repay intercompany payables, as if these transactions occurred on December 31, 2001 and September 30, 2002 for financial position data and January 1, 2001 for operating results and other financial data. The summary pro forma financial information is for informational purposes only and should not be considered indicative of actual results that would have been achieved had these transactions actually been consummated on the dates indicated. Our summary historical and pro forma results are not necessarily indicative of results to be expected in future periods.

                                                                                                    PRO FORMA
                                                                  PRO FORMA       NINE MONTHS       COMBINED
                                                                   COMBINED          ENDED         NINE MONTHS
                                      YEAR ENDED DECEMBER 31,     YEAR ENDED     SEPTEMBER 30,        ENDED
                                      ------------------------   DECEMBER 31,   ---------------   SEPTEMBER 30,
                                       1999     2000     2001        2001        2001     2002        2002
                                      ------   ------   ------   ------------   ------   ------   -------------
                                                                 (UNAUDITED)      (UNAUDITED)      (UNAUDITED)
                                                                    (IN MILLIONS)
OPERATING RESULTS DATA:
  Operating revenues................  $  628   $  621   $  613      $  613      $  466   $  400      $  400
                                      ------   ------   ------      ------      ------   ------      ------
  Operating expenses................     324      358      332         332         259      214         214
  Merger-related costs and asset
    impairment charges(1)...........      --       --      359         359         180       --          --
  Depreciation, depletion and
    amortization....................      38       39       35          35          27       27          27
                                      ------   ------   ------      ------      ------   ------      ------
  Operating income (loss)...........     266      224     (113)       (113)         --      159         159
  Other income, net.................      24       29       29          84          12        5          54
  Non-affiliated interest and debt
    expense.........................     (42)     (42)     (41)        (70)        (32)     (31)        (52)
  Affiliated interest income, net...       5        4        5           3           4        3           2
                                      ------   ------   ------      ------      ------   ------      ------
  Income (loss) before income
    taxes...........................     253      215     (120)        (96)        (16)     136         163
  Income taxes......................      94       76      (46)        (38)         (6)      49          58
                                      ------   ------   ------      ------      ------   ------      ------
  Income (loss) before extraordinary
    items...........................     159      139      (74)     $  (58)        (10)      87      $  105
                                                                    ======                           ======
  Extraordinary items, net of income
    taxes...........................      --       --       (2)                     (2)      --
                                      ------   ------   ------                  ------   ------
  Net income (loss).................  $  159   $  139   $  (76)                 $  (12)  $   87
                                      ======   ======   ======                  ======   ======
CASH FLOW DATA:
  Cash flows provided by operating
    activities......................  $  179   $  162   $  166                  $  153   $  208
  Cash flows used in investing
    activities......................  $  (49)  $  (88)  $ (137)                 $ (117)  $ (208)
  Cash flows used in financing
    activities......................  $ (130)  $  (76)  $  (30)                 $  (30)  $   --

FINANCIAL POSITION DATA:
  Total property, plant and
    equipment, net..................  $1,295   $1,272   $1,385      $1,385      $1,308   $1,378      $1,378
  Total assets......................  $1,695   $1,720   $1,799      $1,996      $1,799   $1,935      $2,151
  Total debt........................  $  498   $  498   $  498      $  798      $  498   $  498      $  798
  Stockholder's equity..............  $  735   $  800   $  696      $  513      $  758   $  783      $  612

                                                                                                   PRO FORMA
                                                                 PRO FORMA                         COMBINED
                                               YEAR ENDED         COMBINED         AS OF          NINE MONTHS
                                              DECEMBER 31,       YEAR ENDED    SEPTEMBER 30,         ENDED
                                           ------------------   DECEMBER 31,   -------------     SEPTEMBER 30,
                                           1999   2000   2001       2001       2001    2002          2002
                                           ----   ----   ----   ------------   -----   -----     -------------
                                                              (IN MILLIONS, EXCEPT RATIOS)
OTHER FINANCIAL DATA (UNAUDITED):
  EBITDA(2)..............................  $304   $263   $(69)      $(22)      $ 33    $187          $216
  Adjusted EBITDA(3).....................  $304   $263   $290       $337       $213    $187          $216
  Capital expenditures for property,
    plant and equipment(4)...............  $ 83   $ 99   $108       $108       $ 56    $ 66          $ 66
  Ratio of total debt to Adjusted
    EBITDA...............................                            2.4x
  Ratio of Adjusted EBITDA to interest
    and debt expense.....................                            4.8x                             4.2x

---------------

(1) These charges are associated with El Paso's merger with The Coastal Corporation.

(2) EBITDA is defined for this purpose as income (loss) before extraordinary items, adjusted to exclude (1) interest and other financing costs, net of capitalized interest, (2) income taxes, (3) depreciation, depletion, and amortization, (4) earnings from unconsolidated affiliates, but including cash distributions from investments in unconsolidated affiliates, (5) net gains or losses on sales of assets and (6) other non-operating income items.

(3) Adjusted EBITDA is defined for this purpose as EBITDA, adjusted to exclude merger-related costs and asset impairment charges. The following table provides a reconciliation from net income (loss) to Adjusted EBITDA (unaudited):

                                                                     PRO FORMA        NINE MONTHS         PRO FORMA
                                               YEAR ENDED            COMBINED            ENDED          COMBINED NINE
                                              DECEMBER 31,          YEAR ENDED       SEPTEMBER 30,       MONTHS ENDED
                                          --------------------     DECEMBER 31,      --------------     SEPTEMBER 30,
                                          1999    2000    2001         2001          2001     2002           2002
                                          ----    ----    ----    ---------------    -----    -----    ----------------
                                                                          (IN MILLIONS)
   Net income (loss)....................  $159    $139    $(76)                      $(12)    $ 87
   Extraordinary items, net of income
     taxes..............................    --      --      (2)                        (2)      --
                                          ----    ----    ----                       ----     ----
   Income (loss) before extraordinary
     items..............................   159     139     (74)        $(58)          (10)      87           $105
   Add: Non-affiliated interest and debt
       expense..........................    42      42      41           70            32       31             52
       Affiliated interest income, net..    (5)     (4)     (5)          (3)           (4)      (3)            (2)
       Income taxes.....................    94      76     (46)         (38)           (6)      49             58
                                          ----    ----    ----         ----          ----     ----           ----
   Income (loss) before interest and
     income taxes.......................   290     253     (84)         (29)           12      164            213
   Depreciation, depletion and
     amortization.......................    38      39      35           35            27       27             27
   Earnings from unconsolidated
     affiliates.........................   (10)    (13)    (12)         (67)           (9)      (1)           (50)
   Cash distributions from investments
     in unconsolidated affiliates.......    --      --       9           56             6        1             30
   Net gain on sale of assets...........    --      --     (13)         (13)           --       --             --
   Other, net...........................   (14)    (16)     (4)          (4)           (3)      (4)            (4)
                                          ----    ----    ----         ----          ----     ----           ----
   EBITDA...............................   304     263     (69)         (22)           33      187            216
                                          ----    ----    ----         ----          ----     ----           ----
   Merger-related costs and asset
     impairment charges.................    --      --     359          359           180       --             --
                                          ----    ----    ----         ----          ----     ----           ----
   Adjusted EBITDA......................  $304    $263    $290         $337          $213     $187           $216
                                          ====    ====    ====         ====          ====     ====           ====

   Our EBITDA and Adjusted EBITDA measures provide additional information which may be used to better understand our operations. EBITDA and Adjusted EBITDA are used as supplemental financial measurements in the evaluation of our business and should not be considered as alternatives to net income, as indicators of our operating performance or as alternatives to cash flows from operating activities as measures of liquidity. EBITDA and Adjusted EBITDA are not defined under generally accepted accounting principles and, accordingly, may not be comparable measurements among different companies.

(4) Expenditures for property, plant and equipment comprised the following (unaudited):

                                                                                        NINE MONTHS
                                                                      YEAR ENDED           ENDED
                                                                     DECEMBER 31,      SEPTEMBER 30,
                                                                  ------------------   --------------
                                                                  1999   2000   2001   2001     2002
                                                                  ----   ----   ----   -----    -----
                                                                             (IN MILLIONS)
  Maintenance...............................................      $59    $47    $ 60    $17      $46
  Expansion/Other...........................................       24     52      48     39       20
                                                                  ---    ---    ----    ---      ---
    Total...................................................      $83    $99    $108    $56      $66
                                                                  ===    ===    ====    ===      ===

                                        7